Exhibit T3A.17
Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 1 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

1	a) Lindorff Holding GmbH b) Heppenheim Business address: Odenwaldstraße 4, 64646 Heppenheim (Bergstraße) c) Acquisition, holding and disposal of investments in other companies.	25.000,00 EUR

a)

If only one managing director has been appointed, he shall represent the company alone. If several managing directors have been appointed, the company shall be represented by two managing directors or by one managing director together with an authorized signatory.

Managing directors may be sole power of representation by shareholder resolution. Managing directors may also be authorized by shareholder resolution to represent the company in legal transactions with themselves in their own name or as representatives of a third party without restriction.

Joint power of attorney together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company in their own name or as a representative of a third party: Ehrhardt, Petra, Laudenbach, *31.12.1962 Behnke, Frank, Oberhausen, *23.08.1960 Wagner, Thomas, Ratingen,*24.04.1961

a)

Limited liability company Articles of association dated November 29, 2006, amended several times. The shareholders’ meeting on 27.05.2009 amended the Amendment of the articles of association in § 2 (registered office) and with it the relocation of the registered office from Cologne (previously Cologne Local Court HRB 63483) to Heppenheim.

a) 13.07.2009 Hamann b) Case 1

b)

Appointed as managing

director:

Hall, David, Stockbridge, Hampshire/Great Britain, *13.03.1963, authorized to act as sole representative; with the authority to enter into legal transactions on behalf of the company in his own name or as representative of a third party.

Appointed as managing

director:

Pleil, Doris, Lorsch, *19.02.1960, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

Appointed as managing director: Hampf, Thomas, Pulheim, *19.03.1962, with sole power of representation; authorized to act on his own behalf on behalf of the company.

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 2 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

to conclude legal transactions on behalf of or as a representative of a third party.

2

b)

No longer managing director:

Hampf, Thomas, Pulheim, *19.03.1962

Appointed as managing

director:

Green, Bernard, Bensheim, *10.01.1963, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

Appointed as managing

director:

Stielow, Christian, Weinheim, *20.03.1064, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

				Prokura expired: Behnke, Frank, Oberhausen, *23.08.1960 Procuration expired: Wagner, Thomas, Ratingen, *24.04.1961		a) 02.11.2009 Heusel b) Case 2

3

b)

Personal data corrected ex officio, now:

Managing Director:

Stielow, Christian, Weinheim, *20.03.1964, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

a) 18.11.2009 Heusel b) Case 3

4			b) No longer managing director: Pleil, Doris, Lorsch, *19.02.1960			a) 10.03.2010 Heusel

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 3 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

b) Case 4

5				Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company in their own name or as a representative of a third party: Hummel, Sandra, Hemsbach,*01.07.1973		a) 28.12.2010 Vallbracht b) Case 5

6

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company in their own name or as a representative of a third party:

Rüd, Helmut, Rheinberg, *31.03.1960

a) 15.02.2011 Vallbracht b) Case 6

7

b)

No longer managing director:

Hall, David, Stockbridge, Hampshire/Great Britain, *13.03.1963

Amended, now:

Managing Director:

Stielow, Christian, Weinheim, *20.03.1964 with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

Amended, now:

Managing Director:

Green, Bernard, Bensheim, *10.01.1963

with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

a) 15.02.2011 Vallbracht b) Case 7

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 4 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks
1	2	3	4	5	6	7

8

b)

The company is merged as the acquiring legal entity with the German| ehb GmbH based in Saarbrücken (Saarbrücken Local Court, HRB 16321) in accordance with the merger agreement dated May 3, 2011 and the resolutions of approval of the participating legal entities of the same day.

a) 12.07.2011 Vallbracht b) Case 9

9

b)

No longer managing director:

Green, Bernard, Bensheim, *10.01.1963

Appointed as managing

director:

Dr. Jung, Michael, Kleinbittersdorf, *24.04.1963 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

Appointed as managing

director:

Rüd, Helmut, Rheinberg, *31.03.1960 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Amended, now:

Managing Director:

Stielow, Christian, Weinheim, *20.03.1964 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

				Prokura expired: Rüd, Helmut, Rheinberg, *31.03.1960		a) 18.07.2011 Vallbracht b) Case 8
10

b)

Reorganization note (No. 8) corrected ex officio with regard to a spelling mistake in the name of the transferring company, now: The company is the acquiring legal entity in accordance with the merger agreement dated May 3, 2011.

a) 18.08.2011 Vallbracht b) Case 10

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 5 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

and the approval resolutions of the legal entities involved of the same day with deutsche| ebh GmbH, based in Saarbrücken (Saarbrücken Local Court, HRB 16321).

11

c)

Object changed, now:

The acquisition, holding and sale of participations in other companies as well as the valuation, purchase and sale and brokering of the purchase and sale and advancing receivables of any kind with or without assuming the del credere function, and the brokering of receivables portfolios that do not require a license in accordance with Section 32 GKWG.

					a) The shareholders’ meeting on September 6, 2011 resolved to amend the Articles of Association in § 4 (Object).	a) 21.09.2011 Vallbracht b) Case 11

12				Prokura expired: Hummel, Sandra, Hemsbach, *01.07.1973		a) 25.11.2011 Violinist b) Case 12

13			b) No longer managing director: Dr. Jung, Michael, Kleinbittersdorf, *24.04.1963			a) 20.02.2012 Hieckmann b) Case 13

14

c)

Is the acquisition, holding and sale of investments in other companies as well as the valuation, purchase and sale and the brokerage of the purchase and sale and the advance of receivables of any kind with or

b)

Appointed as managing director:

Dr. Schäfer, Michael, Datteln, *19.05.1958 with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

					a) The shareholders’ meeting on March 19, 2012 resolved to amend the Articles of Association in § 4 (Object).	a) 26.03.2012 Hieckmann b) Case 15

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 6 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

without assuming the del credere function, and the brokerage of receivables portfolios that do not require a license in accordance with section 32 KWG.

15			b) No longer managing director: Rüd, Helmut, Rheinberg, *31.03.1960			a) 03.09.2012 Hieckmann b) Case 16

16

b)

Personal data changed, now: Managing Director: Stielow, Christian, Heppenheim, *20.03.1964 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

				Prokura expired: Ehrhardt, Petra, Laudenbach, *31.12.1962 Prokura Joint Prokura together with a managing director: Wöretshofer, Stefan Florian, Munich, *02.03.1960		a) 18.12.2012 Hieckmann b) Case 17

17	b) Business address: Donnersbergstraße 1, 64646 Heppenheim (Bergstraße)					a) 21.01.2013 Hieckmann b) Case 18

18				Joint Prokura together with a managing director: Beese, Ralf, Heidelberg, *30.09.1962		a) 18.06.2014 Bend b) Case 20

19			b) Appointed as managing director: Wöretshofer, Stefan Florian, Munich,	Prokura expired: Wöretshofer, Stefan Florian, Munich, *02.03.1960		a) 18.07.2014 Bend

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 7 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

			*02.03.1960 with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.	Joint Prokura together with a managing director: Hildebrandt, Steffen, Münster, *30.11.1974		b) Case 19

20			b) No longer managing director: Dr. Schäfer, Michael, Datteln, *19.05.1958			a) 09.10.2014 Pullman b) Case 21

21

Prokura expired:

Beese, Ralf, Heidelberg, *30.09.1962

Joint Prokura together with a managing director with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Wagner, Yvonne, Weisenheim am Sand,

*02.12.1977

a) 17.10.2014 Thorke b) Case 22

22

b)

As the acquiring legal entity, the company merged with the German| ebh Erste Portfolio UG (haftungsbeschränkt) based in Saarbrücken (Saarbrücken Local Court, HRB 18314) in accordance with the merger agreement dated July 15, 2015 and the resolutions of approval of the participating legal entities of the same day.

a) 31.07.2015 Heusel b) Case 23

23

b)

Personal data changed, now: Managing Director: Wöretshofer, Stefan Florian, Augsburg,

*02.03.1960

with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

a) 09.05.2016 Brownstone b) Case 26

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 8 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

24			b) No longer managing director: Stielow, Christian, Heppenheim, *20.03.1964

Joint power of attorney together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company in their own name or as a representative of a third party: Kirmeier, Christian, Hirschberg, *13.11.1980 Hoffmann, Richard Maximilian, Heidelberg, *21.05.1971

Wagner, Yvonne, Weisenheim, *02.12.1977 Hildebrandt, Steffen, Münster, *30.11.1974 Procuration expired:

Wagner, Yvonne, Weisenheim am Sand, *02.12.1977

Procuration expired:

Hildebrandt, Steffen, Münster, *30.11.1974

					a) The shareholders’ meeting on March 1, 2018 resolved to amend the Articles of Association in § 7 (Representation).	a) 11.04.2018 Sour b) Case 27

25

Joint Prokura together with a managing director or another authorized signatory (Prokurist):

Personal data changed, now: Hildebrandt, Steffen, Münster, *30.11.1974 Personal data changed, now: Wagner, Yvonne, Weisenheim, *02.12.1977

a) 11.05.2018 Sour b) Case 28

26	a) Intrum Holding Deutschland GmbH

b)

Appointed as managing

director:

Christofferson, Per, Bromma / Sweden,

*28.05.1968

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Fritsch, Sandra, Reichelsheim, *12.09.1972

					a) The shareholders’ meeting on November 9, 2018 resolved to amend the Articles of Association in Section 1 (Company).	a) 03.01.2019 Petry b) Case 29

27			b) Appointed as managing director: Wagner, Yvonne, Weisenheim am Sand, *02.12.1977	Prokura expired: Wagner, Yvonne, Weisenheim, *02.12.1977		a) 22.02.2019 Petry b)

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 9 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

			with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.			Case 30

28

b)

Appointed as managing director:

Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

a) 15.07.2021 Rapp b) Case 31

29			b) No longer managing director: Wöretshofer, Stefan Florian, Augsburg, *02.03.1960

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Glaser, Sandra, Lorsch, *07.12.1978

a) 17.11.2021 Rapp b) Case 33

30	b) Business address: Donnersbergstraße 1, 64646 Heppenheim

b)

No longer managing director:

Christofferson, Per, Bromma / Sweden,

*28.05.1968

Appointed as managing director:

Dr. Siegl, Marcus, Karlsruhe, *22.06.1974 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

a) 05.01.2024 Brownstone b) Case 34

31			b) Appointed as managing director: Hutter, Thomas, Wangen / Switzerland, *03.12.1967 with the authorization to act on behalf of the company with			a) 24.05.2024 Brownstone b)

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:57	Company number: Page 10 from 10	HRB 88008

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

			to conclude legal transactions as a representative of a third party.			Case 35

32			b) No longer managing director: Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968			a) 12.06.2024 Dissinger b) Case 36

33			b) No longer managing director: Wagner, Yvonne, Weisenheim am Sand, *02.12.1977			a) 01.10.2024 Brownstone b) Case 37

34

b)

Appointed as managing

director:

Fritsch, Sandra, Reichelsheim(Wetterau),

*12.09.1972

with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

Prokura expired:

Fritsch, Sandra, Reichelsheim, *12.09.1972

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Dr. Bartl, Dominik, Heppenheim, *05.07.1974

a) 06.01.2025 Brownstone b) Case 38